UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 13, 2005

FLEETWOOD ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7699	95-1948322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3125 Myers Street, Riverside, California		92503-5527
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (951) 351-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition; and

Item 7.01.  Regulation FD Disclosure

On July 7, 2005, Fleetwood Enterprises, Inc. issued a press release announcing its financial performance, including results of its fourth fiscal quarter and fiscal year ended April 24, 2005.  A copy of the press release was previously filed with Form 8-K on July 7, 2005.

This filing provides supplemental quarterly information with respect to the condensed quarterly results available in the Company’s Form 10-K filed on July 7, 2005.  The information provides additional quarterly data covering periods that have been impacted by accounting changes from discontinued operations.  The filing also contains unaudited cash flow statements for the quarters ended April 24, 2005 and April 25, 2004, respectively.  This information is attached to this filing as Exhibit 99.1.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act.  The filing of this Form 8-K does not constitute an admission as to the materiality of any information contained in this report or that the information contained herein is material investor information that is not otherwise publicly available.

Item 9.01        Financial Statements and Exhibits

(c) Exhibits

99.1                 Supplemental information provided by Fleetwood Enterprises, Inc. on July 13, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 13, 2005

FLEETWOOD ENTERPRISES, INC.

By:	/s/ Leonard J. McGill
Leonard J. McGill
Senior Vice President - General Counsel
and Secretary

Index to Exhibits

99.1  Supplemental information provided by Fleetwood Enterprises, Inc. on July 13, 2005.